United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-03541

Asset Management Fund

(Exact name of registrant as specified in charter)

4041 North High Street, Suite 402, Columbus, Ohio 43214

(Address of principal executive offices) (Zip code)

Beacon Hill Fund Services, Inc., 4041 North High Street, Suite 402, Columbus, Ohio 43214

(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 247-9780

Date of fiscal year end:  10/31

Date of reporting period:  10/31/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Managed By:
Shay Assets Management, Inc.

ANNUAL REPORT
October 31, 2014

CHAIRMAN’S LETTER

          The Asset Management Fund (“AMF” and each series, a “Fund”) family of no load institutional mutual funds is pleased to present to shareholders the 2014 Annual Report.

          Another year of global debt restructuring occurred in 2014. Economic growth – both in the U.S. and internationally – remains moderate while nominal interest rates are below inflation rates in many developed countries. With global central banks pursuing expansionary monetary policies, it’s telling that economic growth continues to be spotty. Fiscal and regulatory issues certainly have a role in this conundrum. Clearly, there is more work to be done to restore a balance to economic policies and ensure long-term economic growth and stability.

          As we pointed out last year, quantitative easing (“QE”) policies have been reasonably successful, particularly in the U.S. Labor markets are fairly buoyant and equity markets are healthy. However, other countries have not been as successful in using QE to re-start their economies. Japan, with its demographic problems and tradition-bound economy, and Europe, with its highly regulated and inefficient labor markets, are examples of factors that can limit QE’s effectiveness. But in the U.S., QE Phase 1 – asset accumulation – is officially over (for now, at least); the financial markets are now holding their breath to see how Phase 2 – asset stability - plays out in the real economy. Fortunately, there are some developments on the regulatory and fiscal front that just might be the driver of continued economic growth. For example, Washington regulators have gotten their act together and have issued consistent rules on qualified mortgages (“QM”) and qualified residential mortgages (“QRM”). As we’re all aware, the housing market has been oddly sanguine in the face of historically low interest rates. In large part, this was due to extremely conservative lending standards in the post-credit crisis world. So while rates were very low, what good are they if no one can get a loan? But with QM and QRM rules now in place, we believe a big story in 2015 will be the surge in common sense, high quality residential lending that will open the credit box to many borrowers that have been shut out of the GSE dominated lending world. Banks are already reporting steady increases in their loan books; in fact, the nation’s depositories are seeking outlets for their excess production. For once, it seems that monetary and regulatory policies are actually working in sync.

          Our investment funds continue to focus on liquid securities from high quality credits. Our government-focused fixed income funds have been one of the top-performing ultrashort bond funds for several years now. And our equity fund continues to generate solid returns with exceptionally low volatility.

          As always, we are grateful for your continuing support and continue to seek the best investment strategies for achieving our shareholder’s investment objectives.

Rodger D. Shay, Sr.
Chairman
Asset Management Fund

          P.S. – This letter is the last that I write as the Chairman of AMF. Since the founding of a predecessor fund on December 7th, 1981, I have been deeply engaged in the fund’s development. And so having served in this capacity for more than three decades, I now feel it appropriate to pass the mantle of Trusteeship to another.

          The motive that prompted Jim Bolton and I to form the “Liquidity Fund for Thrifts” (now AMF) was the need for smaller depository institutions to access the fixed income markets in similar ways as their larger brethren. Those same conditions exist today; and through the AMF vehicles, the original beneficiaries have been joined by institutions of many sizes, as well as individuals with similar needs for professional management in both the bond and the stock markets.

          Now I wish to thank those loyal investors, many of whom I can refer to as long-time-friends, for having traveled the road with me. To all, may the future bring good fortune and financial success.

God Bless

          This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at AMF’s website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all Mutual Funds, the AMF Funds are not FDIC insured, may lose value and have no bank guarantee.

1

ASSET MANAGEMENT FUND MARKET OVERVIEW October 31, 2014

          This year was dominated by the Fed’s unprecedented financial repression. For the fifth consecutive year (twenty one quarters, to be exact), the Fed has kept its targeted fed funds rate below the change in the trailing twelve month Consumer Price Index. The previous “record” – at least since 1970 – is ten quarters. With apologies to Winston Churchill, never has so little income been available to so many investors for so long. While we don’t expect rates to rise substantially in 2015, it is certainly one of the outlier events that would catch investors off side. Whenever we think about risks to our portfolio management decisions, we focus on these outlier events and make sure that we have a tactical strategy in our back pocket should we need to pivot. In the case of rising short term interest rates, the good news is that the vast majority of our portfolio holdings are premium-dollar priced, adjustable rate government mortgage-backed securities (“MBS”). These securities typically perform well in a rising rate environment, particularly when the Fed increases rates in a measured manner (as we expect they eventually will do). Of course, the Fed’s current guidance is for higher rates in 2015, so our outlier event may not be so unlikely. The Fed has already taken some initial steps in that direction with ending the Quantitative Easing-fueled growth in their balance sheet, but that’s after 22 months (starting at the end of 2012) of a 54% increase in their balance sheet. While the early years of QE certainly has an impact on interest rates, we note that since the end of 2012 mortgage rates are up 80 bps and long-dated U.S. treasury yields are nearly unchanged. Where has all of that money gone? It seems to be finding a home in risk assets; for example, the total return of the S&P 500 is 47% during this post-2012 QE expansion period even though real GDP growth has been stuck just above 2% for three consecutive years.

          In the MBS arena, it’s been a grind to lower rates all year. However, with current mortgage loan rates still substantially above the record lows of 2013, refinancing activity has been muted. Because of all the efforts by the government to restructure troubled mortgages, as well as the fact that most mortgagors with strong credit refinanced in 2013, refinancing volumes are at a multi-year low. We believe it would take rates to fall another 50 bps before refinancing activity moved noticeably higher and negatively impacts our funds. Additionally, we tend to focus on government MBS pools backed by borrowers with roadblocks to refi-nancing, such as high loan-to-values or low FICOs. And since most of our pools have premium dollar prices, they generate high current yields. Since we manage our interest rate risk within a very narrow band, the main source of outperformance over our benchmark is this low level of refinancing exposure.

          One bright spot for the housing market and existing and potential mortgagors revolves around the new guidelines for qualified mortgage (“QM”) and non-QM loans. The new regulatory guidance provides originators with a “bright-line” between loans that qualify for a safe harbor from borrower lawsuit and those that don’t. As with most government regulations, the distinction is quite arbitrary; many fully underwritten non-QM loans will be as safe as QM loans for the originator and still provide the borrower with an optimal financing proposition. Nonetheless, the clarity now provided to the mortgage finance world means that originators will start to craft “Common Sense” loan programs that will provide borrowers that can’t qualify for a government or QM loan with a broader array of borrowing options. While this is certainly good for the housing market and the broader economy, it may also provide new refinancing opportunities for the mortgagors backing the MBS owned by our funds. However, many of the government-backed MBS pools we own have “underwater” borrowers that will not be able to qualify for any of these new private sector loan programs.

          In our view, this is one of the most attractive periods over the past decade to be an investor in high coupon, adjustable rate MBS. These securities will provide higher yields to shareholders as short term interest rates increase, and current mortgage rates are unlikely to trigger faster prepayments. We made the same statement in last year’s letter, and the Ultra Short Mortgage Fund was one of the top performing funds in the Morningstar Ultra Short Bond category through the fund’s fiscal year-end. We thank all of our shareholders for allowing us to assist them with their investment needs, and look forward to serving you in the future.

          This report has been prepared to provide information to the shareholders of the Funds and must be preceded or accompanied by the Prospectus. It should not be construed as an offering to sell or buy any shares of the Funds. Such an offering is made only by the Prospectus. You may obtain a current copy of the Prospectus by calling 1-800-247-9780 or at AMF’s website (www.amffunds.com). Investors should consider the investment objectives, risks and expenses of the Funds before investing. Read the Prospectus carefully before you invest. Like all Mutual Funds, the AMF Funds are not FDIC insured, may lose value and have no bank guarantee.

Portfolio composition is subject to change.

          Past performance does not guarantee future results. Investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.

2

ASSET MANAGEMENT FUND REVIEW October 31, 2014

Ultra Short Mortgage Fund

          The Fund focused on securities that we believed would provide stable, prepayment protected yields. The Fund’s holdings are mainly seasoned government agency hybrid ARMs. Many of the loans backing these pools provide the borrower with a monthly mortgage payment below that available from fixed mortgage rates, which helps to keep their refinancing risk relatively low. As mortgage rates rose last year, prepayment rates declined, which benefitted our holdings. This allowed the Fund to retain more of its coupon income and positively impacted performance. This strategy allows the Fund to maintain a relatively attractive yield compared to newly issued securities. The Fund was ranked in the 5th percentile and the 10th percentile of the Morningstar Ultra-short Bond category* for the one-year periods ended October 31, 2013 and October 31, 2014, respectively.

Comparison of change in value of a hypothetical $10,000 investment for the years ended October 31

Gross Expense Ratio	Net Expense Ratio
1.09%	0.79%

The above expense ratios are from the Fund’s prospectus dated March 1, 2014. As indicated in the difference between the gross and net expense ratio, voluntary fee waivers were in effect from November 1, 2013 through October 31, 2014. Additional information pertaining to the Fund’s expense ratios as of October 31, 2014, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2014

	One	Five	Ten
	Year	Year	Year
Ultra Short Mortgage Fund(1)	1.30%	2.25%	0.36%
Barclays 6 Month T-Bill
Bellwethers Index	0.14%	0.23%	1.90%

(1)
During the fiscal years ended October, 31, 2013, and October 31, 2014, the Ultra Short Mortgage Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, the One Year, Five Year and Ten Year returns would have been lower.

Portfolio composition is subject to change.

*
The Morningstar category is assigned based on the underlying securities in each portfolio. Morningstar places funds in a given category based on their portfolio statistics and compositions over the past three years. When necessary, Morningstar may change a category assignment based on recent changes to the portfolio. Morningstar has classified the Ultra Short Mortgage Fund in the Ultrashort Bond category. The Morningstar percentile rankings were based on 130 funds and 145 funds on 10/31/13 and 10/31/14, respectively. The one, three, five and ten year percentile rankings for the Ultra Short Fund in the Morningstar Ultrashort Bond category as of 10/31/13 and 10/31/14 were as follows:

	1yr	3yr	5yr	10yr
10/31/13	5th	18th	91st	92nd
10/31/14	10th	25th	18th	100th

The percentile rankings shown reflect any expenses that were voluntarily reduced during the periods presented and litigation recoveries received in the fiscal years 2013 and 2014 associated with private label mortgage-backed securities. In such instances, and without this activity, the percentile rankings would have been less favorable.

Past performance does not guarantee future results. Investments returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclays 6 Month T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The index represents unmanaged groups of bonds that differ from the composition of the Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

3

ASSET MANAGEMENT FUND REVIEW
October 31, 2014

Short U.S. Government Fund

          With nearly zero interest rate volatility on the front part of the yield curve, the Fund focused on securities that we believed would provide stable, prepayment protected yields with low interest rate exposure. The Fund continued to hold seasoned government agency hybrid ARMs throughout the year as a defensive strategy against rising interest rates. Many of the loans backing these pools provide the borrower with a monthly mortgage payment below that available from fixed mortgage rates, which helps to keep their refinancing risk relatively low. As mortgage rates rose last year, prepayment rates declined, which benefitted our holdings. This allowed the Fund to retain more of its coupon income and positively impacted performance. The Fund was ranked in the 24th percentile and the 27th percentile of the Morningstar Short Government Bond category* for the one year periods ended October 31, 2013 and October 31, 2014, respectively.

Comparison of change in value of a hypothetical $10,000 investment for the years ended October 31

Gross Expense Ratio	Net Expense Ratio
0.84%	0.75%

The above expense ratios are from the Fund’s prospectus dated March 1, 2014. As indicated in the difference between the gross and net expense ratio, voluntary and contractual fee waivers are in effect from November 1, 2014 through February 28th, 2015. Additional information pertaining to the Fund’s expense ratios as of October 31, 2014, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2014

	One	Five	Ten
	Year	Year	Year
Short U.S. Government Fund(1)	1.20%	1.13%	1.57%
Barclays 1-3 Year U.S. Government
Bond Index	0.69%	1.06%	2.52%

(1)
During the fiscal year ended October, 31, 2013, the Short U.S. Government Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, the Five Year and Ten Year returns would have been lower.

Portfolio composition is subject to change.

*
The Morningstar category is assigned based on the underlying securities in each portfolio. Morningstar places funds in a given category based on their portfolio statistics and compositions over the past three years. When necessary, Morningstar may change a category assignment based on recent changes to the portfolio. Morningstar has classified the Short U. S. Government Fund in the Short Government Bond category. The Morningstar percentile rankings were based on 151 funds and 126 funds on 10/31/13 and 10/31/14, respectively. The one, three, five and ten year percentile rankings for the Short U.S. Government Fund in the Morningstar Short Government Bond category as of 10/31/13 and 10/31/14 were as follows:

	1yr	3yr	5yr	10yr
10/31/13	24th	44th	50th	92nd
10/31/14	27th	20th	55th	73rd

The percentile rankings shown reflect any expenses that were voluntarily or contractually reduced during the periods presented and litigation recoveries received in the fiscal 2013 year associated with private label mortgage-backed securities. In such instances, and without this activity, the percentile rankings would have been less favorable.

Past performance does not guarantee future results. Investments returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclays 1-3 Year U.S. Government Bond Index is an unmanaged index comprised of U.S. Government Treasury Bonds with maturities of one to three years. The index represents unmanaged groups of bonds that differ from the composition of the Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

4

AMF LARGE CAP EQUITY FUND REVIEW
October 31, 2014

During the one-year period ending October 31, 2014, the AMF Large Cap Equity Fund (Class AMF) produced a total return of 10.90%. Total return figures for the Fund’s peer group and benchmark index were 14.34% for the Morningstar Large Blend Category and 17.27% for the Standard & Poor’s 500 Index for the same period. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses. Individual security performance, relative market sector weightings, cash balances and fund expense ratio are the primary drivers of the Fund’s investment return relative to its peer group and index benchmarks.

The Fund currently contains 26 high quality, large capitalization common stock investments. With its focus on companies that have demonstrated an ability to achieve long-term sustainable earnings and dividend growth, the Fund is more heavily weighted toward sectors of the market that are less cyclical in nature. As such, the Fund tends to be less volatile than the broad market, rising less in a bull market but declining less in a bear market. Our largest sector weightings relative to the S&P 500 Index include Consumer Staples at 20.1% of the Fund versus 9.7% for the S&P 500 Index and Industrials at 18.6% of the Fund versus 10.4% for the S&P 500 Index. The smallest relative sector weighting is Information Technology which represents 8.3% of the Fund versus 19.6% of the S&P 500 Index. Our portfolio holdings in each of these sectors include Coca-Cola, PepsiCo, Wal-Mart, Procter & Gamble and General Mills in Consumer Staples; General Electric, 3M, United Parcel Service, United Technologies and Emerson Electric in Industrials; and Microsoft and IBM in Information Technology.

The AMF Large Cap Equity Fund’s (Class AMF) annualized total return since inception on June 30, 1953, over sixty-one years ago, was 10.52% as of October 31, 2014. The current fiscal year’s return of 10.90% was above the historical average. A $10,000 investment at inception would be worth $4,618,535 as of October 31, 2014, assuming the reinvestment of all dividends and capital gains. These figures are a clear testament to the power of compounding over long time periods. At sixty-one plus years of age, the AMF Large Cap Equity Fund is one of the oldest mutual funds in the country.

The domestic economy continued to show progress during the past year. Gross Domestic Product (GDP) growth was 2.3% year-over-year, but consisted of uneven quarterly growth. During the first quarter of calendar year 2014, GDP actually contracted by 2.1% only to rebound by 4.6% during the subsequent quarter. Overall the pace of annual GDP growth can be summed up as positive but sluggish, much like it has been over the previous three years. However, the U.S. economy appears to be the strongest within the developed world, with Europe producing minimal growth and Japan currently in recession. In addition, the Asian economies are showing signs of a more subdued pace of growth. Consequently, the dollar has risen in value relative to foreign currencies, which makes for a more challenging sales environment for U.S. exports as well as weaker currency conversion for U.S. multinational profits earned outside the U.S.

The employment picture continues to make progress with the unemployment rate continuing its decline from 7.3% this time last year to 5.8% most recently. However, many of the newly employed remain underemployed, either working part-time or making significantly less than before the Great Recession of 2008-2009. Additionally, consumer spending remains tepid as households rebuild their financial position by reducing debt and increasing savings as best they can. Due to constrained household spending patterns, inflation has remained low and relatively steady over the past few years even as the employment picture has improved. Given this continued slow improvement in unemployment and subdued inflation, the Federal Reserve (the Fed) has wound down its Quantitative Easing (QE) program of purchasing bonds in the open market which was an effort to keep both short and long-term rates low in order to stimulate the economy. Additionally, the Fed has indicated that its next step will be to begin raising the Federal Funds rate, although the timing of which remains uncertain.

For equity investors, the available rate on “risk-free” alternative investments, generally considered to be government backed fixed income securities, i.e. U.S. Treasuries, is the basis for comparable valuation analysis. While a majority of investors and market prognosticators expected interest rates to rise during this past year, due to the likely ending of QE and possibly higher Fed Funds rates, the opposite actually occurred. One year ago, the 10-year Treasury yield was 2.56% and did rise to just over 3% at the end of December 2013, subsequently, however, the yield declined at a relatively steady pace throughout 2014 to a low of 2.14% in mid-October and ended at 2.34% on October 31, 2014. When valuing equity securities, especially those with sustainable long-term earnings and dividend growth, earnings yields are often compared to the “risk-free” rate provided by 10-year Treasuries and dividend yields are compared to yields available on short-term Treasuries. Although, earnings yields for equities have contracted (and the inverse, price-to-earnings ratios, have expanded) and dividend yields too have contracted over the past year, there remains a wide gap relative to the “risk-free” yields offered by Treasury securities.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

5

AMF LARGE CAP EQUITY FUND REVIEW
October 31, 2014

The stock market’s rise over the course of the past year was largely due to this expansion of price-to-earnings multiples, along with continued, but slow, revenue growth combined with historically high profit margins which resulted in continued earnings expansion. Share repurchase programs and dividend increases as well as increased merger and acquisition activity also provided a catalyst for stock prices during the past twelve months. The stock market’s progression this year has not been without its share of volatility, however. During the early part of 2014 the market declined approximately 5% and more recently, during October, the market declined nearly 10% only to fully recover on both occasions. These mini-corrections are typical during bull market periods, especially one that has lasted over five years.

The Fund’s investment philosophy focuses on investing in high quality, large capitalization common stocks. We specifically seek to acquire equity stakes in established companies that we believe have the ability to produce long-term sustainable earnings and dividend growth at favorable valuations for long-term ownership. We believe that this is a prudent way for investors to accumulate wealth over the long-term and benefit from the merits of compounding. As of October 31, 2014, the portfolio’s 26 holdings had a weighted average earnings yield of 5.85% (12-month trailing earnings divided by the closing stock price on 10/31/14). The weighted average 5-year historical earnings growth rate for these holdings was 9.23%. The weighted average dividend yield of our current portfolio holdings was 2.36%. Over the previous 5-year period, the growth rate of these dividends has been 9.47% on a weighted average basis. The return on equity for our portfolio holdings on a weighted average basis was 26.6% as of October 31, 2014. The current earnings and dividend yields provided by our portfolio holdings remain attractive compared to the “risk-free” alternatives available in the U.S. Treasury market.

Our portfolio turnover of 7% during the past year remained consistent with our investment philosophy of long-term ownership of high quality common stock securities. Portfolio turnover has averaged 8% over the course of the past five years, which equates to an average holding period of approximately 12 years for each of our portfolio holdings. There are three primary reasons why we will choose to make changes in portfolio composition: valuation, fundamental and relative opportunity. During the past year, we eliminated two holdings from the portfolio, namely Automatic Data Processing and Medtronic.

Automatic Data Processing (ADP), a portfolio holding since August 1995, was eliminated from the portfolio due to valuation. ADP’s fundamentals exemplify the type of holding we seek to own in the portfolio with its consistent earnings and dividend growth and low volatility. However, 19 years after its original introduction in the portfolio, the stock market placed a value on its shares of 26 times trailing 12 month earnings, which equates to an earnings yield of only 3.85%. At that price, the portfolio management team felt that there was not a large enough margin of safety, or excess potential return, to warrant keeping the shares in the portfolio and decided to realize the significant capital gains earned over the past two decades.

Medtronic was sold out of the portfolio earlier in the year for a combination of our three primary reasons for portfolio sales: fundamental, valuation and opportunity cost. At the time of sale, the company had been struggling with revenue growth within its largest division of cardiac rhythm disease management, primarily consisting of pacemakers and defibrillators. These devices and the procedures required to implant them are costly. With the onset of health care reform and the weak economic recovery, use of these devices had become constrained and pricing pressures were evident. Given that the shares were fairly valued, combined with our concerns regarding revenue and earnings growth, we felt there were better opportunities to deploy the capital within the portfolio. Subsequent to our sale, Medtronic did address some of these concerns by announcing a major acquisition of Ireland based Covidien PLC that will ultimately broaden their medical device product portfolio significantly as well as lower their tax structure through the controversial use of a tax inversion.

There were no additions to the portfolio during the past year. Potential new investment candidates within our desired group of high quality companies remained outside of our valuation parameters as equity prices rose throughout the year. However, there were opportunities during the past year to make additional investments within our existing portfolio as attractive valuations presented themselves. Consistent with our multi-decade history, the Fund’s portfolio management team will continue its focus on acquiring common stock investments that offer the opportunity for long-term sustainable earnings and dividend growth, making additions to the portfolio when valuations are deemed attractive, in pursuit of long-term wealth creation with subdued volatility.

Portfolio composition is subject to change.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

6

AMF LARGE CAP EQUITY FUND REVIEW
October 31, 2014

Comparison of change in value of a hypothetical $10,000 investment for the years ended October 31

Large Cap Equity Fund

The following graph shows that an investment of $10,000 in the Class AMF of the Fund on October 31, 2004 would have been worth $18,673 on October 31, 2014, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500, over the same period, would have been to $22,005. A similar investment in the Morningstar Large Cap Blend, over the same period, would have worth to $20,246.

Gross Expense Ratio	Net Expense Ratio
Class AMF 1.32%	Class AMF 1.22%
Class H 1.07%	Class H 1.07%

The above expense ratios are from the Fund’s prospectus dated March 1, 2014. As indicated in the difference between the gross and net expense ratio for Class AMF, voluntary fee waivers were in effect from November 1, 2013 through October 31, 2014. Additional information pertaining to the Fund’s expense ratios as of October 31, 2014, can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2014*

	One	Five	Ten	Since
	Year	Year	Year	Inception
Class AMF(1)	10.90%	14.01%	6.44%	10.52%
Class H(2)	10.99%	14.18%	N/A	17.69%
Morningstar
Large Cap
Blend	14.34%	15.04%	7.58%
S&P 500	17.27%	16.69%	8.20%	20.95%(3)

*
Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The S&P 500 does not include a reduction in total return for expenses.

(1)	Class AMF of the Fund commenced operations on June 30, 1953.
(2)	Class H of the Fund commenced operations on February 20, 2009.
(3)	Return presented is for the period from February 20, 2009 to October 31, 2014.

          Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Morningstar Large Cap Blend Average consists of funds that, by portfolio practice, invest at least 70% of assets in domestic stocks in the top 70% of the capitalization of the U.S. equity market. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. The Standard & Poors 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole. Each of these indices differ from the composition of the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for the Fund, please call 1-800-247-9780.

7

ASSET MANAGEMENT FUND ULTRA SHORT MORTGAGE FUND SCHEDULE OF INVESTMENTS October 31, 2014

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	96.6%
1 Yr. Constant Maturity Treasury Based ARMS	18.6%
Fannie Mae Grantor Trust
3.56%		5/25/42	$6,106,576	$6,478,650
2.80%		8/25/43	7,499,000	7,714,296
Fannie Mae Whole Loan
3.08%		8/25/42	6,811,198	7,327,794
3.76%		8/25/42	3,019,911	3,241,292
2.67%		4/25/45	11,550,323	11,986,883
				36,748,915
12 Mo. London Interbank Offering Rate (LIBOR)	56.5%
Fannie Mae
2.28%		9/1/36	9,572,176	10,234,446
2.34%		6/1/37	15,080,820	16,142,781
2.33%		8/1/37	22,387,058	24,068,393
2.06%		9/1/37	5,954,515	6,383,401
2.38%		10/1/37	3,299,665	3,538,891
2.19%		7/1/38	7,655,729	8,210,770
2.12%		9/1/38	18,685,353	19,985,349
2.33%		5/1/39	9,585,357	10,294,884
Freddie Mac
2.26%		5/1/39	11,887,476	12,749,318
				111,608,233
6 Mo. Certificate of Deposit Based ARMS	0.9%
Fannie Mae
1.30%		6/1/21	405,178	407,890
1.75%		12/1/24	915,748	932,815
Freddie Mac
1.94%		1/1/26	456,730	471,504
				1,812,209
6 Mo. London Interbank Offering Rate (LIBOR)	6.6%
Fannie Mae
1.66%		9/1/27	2,091,098	2,155,866
1.61%		3/1/28	1,740,293	1,791,381
2.13%		6/1/28	268,824	282,763
1.52%		9/1/33	388,117	397,557
1.63%		11/1/33	540,161	556,097
1.65%		11/1/33	1,316,999	1,356,175
1.90%		10/1/34	4,595,824	4,840,340
Freddie Mac
2.49%		9/1/30	1,550,611	1,629,198
				13,009,377
Cost of Funds Index Based ARMS	11.3%
Fannie Mae
2.81%		2/1/28	6,938,012	7,278,321
1.92%		8/1/33	4,677,042	4,852,034
2.95%		11/1/36	5,096,985	5,485,885
1.93%		6/1/38	4,507,458	4,675,140
				22,291,380

See notes to financial statements.

8

ASSET MANAGEMENT FUND ULTRA SHORT MORTGAGE FUND SCHEDULE OF INVESTMENTS October 31, 2014

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
SBA Pool Floaters	2.7%
Small Business Administration Pool
3.36%		10/25/38	$4,648,933	$5,277,617
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES
(Cost $186,528,998)				190,747,731
FIXED RATE MORTGAGE-RELATED SECURITIES	2.0%
15 Yr. Securities	0.1%
Fannie Mae
7.00%		3/1/15	259	260
7.00%		3/1/15	584	586
7.50%		11/1/15	5,005	5,077
6.50%		1/1/16	3,388	3,475
6.00%		6/1/16	33,485	34,590
6.00%		7/1/17	28,486	30,058
6.00%		7/1/17	49,057	51,572
Freddie Mac
6.00%		6/1/17	72,226	75,929
				201,547
Collateralized Mortgage Obligations	1.9%
Fannie Mae
5.00%		2/25/18	1,249,843	1,313,145
4.00%		10/25/23	393,246	400,735
5.00%		3/25/24	1,885,958	2,022,770
4.00%		10/25/32	97,575	99,073
				3,835,723
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
(Cost $3,860,926)				4,037,270

	Percentage of Net Assets		Shares	Value
INVESTMENT COMPANIES*	0.0%
Northern Institutional Treasury Portfolio, 0.01%			788	$788
TOTAL INVESTMENT COMPANIES
(Cost $788)				788

See notes to financial statements.

9

ASSET MANAGEMENT FUND ULTRA SHORT MORTGAGE FUND (concluded) SCHEDULE OF INVESTMENTS October 31, 2014

	Percentage of Net Assets	Principal Amount	Value
REPURCHASE AGREEMENTS	1.3%
Bank of America, 0.09%, (Agreement dated 10/31/14 to be repurchased at $2,621,020 on 11/3/14 Collateralized by Fixed Rate U.S. Government Mortgage-Backed Security, 4.00% with a value of $2,673,421, due at 8/20/44		$2,621,000	$2,621,000
TOTAL REPURCHASE AGREEMENTS
(Cost $2,621,000)			2,621,000
TOTAL INVESTMENTS
(Cost $193,011,712)	99.9%		197,406,789
NET OTHER ASSETS (LIABILITIES)	0.1%		105,677
NET ASSETS	100.0%		$197,512,466

*	The rates presented are the rates in effect at October 31, 2014.

See notes to financial statements.

10

ASSET MANAGEMENT FUND SHORT U.S. GOVERNMENT FUND SCHEDULE OF INVESTMENTS October 31, 2014

	Percentage of Net Assets	Maturity Date	Principal Amount	Value
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	78.2%
1 Mo. London Interbank Offering Rate (LIBOR)	2.0%
Fannie Mae Grantor Trust
0.46%		4/25/35	$301,373	$299,919
1 Yr. Constant Maturity Treasury Based ARMS	26.9%
Fannie Mae
2.56%		5/1/31	421,821	446,513
2.36%		1/1/35	286,631	304,888
Fannie Mae Grantor Trust
3.56%		5/25/42	681,233	722,740
2.80%		8/25/43	1,464,420	1,506,464
Freddie Mac
2.34%		3/1/27	192,759	200,745
2.51%		8/1/31	794,570	836,316
				4,017,666
12 Mo. London Interbank Offering Rate (LIBOR)	49.3%
Fannie Mae
2.28%		9/1/36	445,218	476,021
2.06%		9/1/37	853,855	915,356
2.38%		10/1/37	1,436,250	1,540,378
2.12%		9/1/38	1,339,259	1,432,436
2.33%		5/1/39	343,831	369,282
Freddie Mac
2.26%		5/1/39	2,442,031	2,619,078
				7,352,551
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES
(Cost $11,487,145)				11,670,136
FIXED RATE MORTGAGE-RELATED SECURITIES	14.9%
10 Yr. Securities	6.5%
Freddie Mac
2.50%		4/1/24	940,608	964,197
15 Yr. Securities	0.0%
Freddie Mac
8.00%		12/17/15	1,419	1,466
30 Yr. Securities	8.4%
Government National Mortgage Association
3.50%		9/15/42	1,193,637	1,249,076
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
(Cost $2,269,349)				2,214,739

See notes to financial statements.

11

ASSET MANAGEMENT FUND SHORT U.S. GOVERNMENT FUND (concluded) SCHEDULE OF INVESTMENTS October 31, 2014

	Percentage of Net Assets	Shares	Value
INVESTMENT COMPANIES*	0.0%
Northern Institutional Treasury Portfolio, 0.01%		810	$810
TOTAL INVESTMENT COMPANIES
(Cost $810)			810

	Percentage of Net Assets	Principal Amount	Value
REPURCHASE AGREEMENTS	6.7%
Bank of America, 0.09%, (Agreement dated 10/31/14 to be repurchased at $1,003,008 on 11/3/14 Collateralized by Fixed Rate U.S. Government Mortgage-Backed Security, 4.00% with a value of $1,023,060, due at 8/20/44		$1,003,000	$1,003,000
TOTAL REPURCHASE AGREEMENTS
(Cost $1,003,000)			1,003,000
TOTAL INVESTMENTS
(Cost $14,760,304)	99.8%		14,888,685
NET OTHER ASSETS (LIABILITIES)	0.2%		25,447
NET ASSETS	100.0%		$14,914,132

*	The rates presented are the rates in effect at October 31, 2014.

See notes to financial statements.

12

ASSET MANAGEMENT FUND LARGE CAP EQUITY FUND SHEDULE OF INVESTMENTS October 31, 2014

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	96.8%
Aerospace & Defense	3.5%
United Technologies Corp.		20,000	$2,140,000
Air Freight & Logistics	3.7%
United Parcel Service, Inc.		21,900	2,297,529
Banks	4.5%
Wells Fargo & Co.		52,000	2,760,680
Beverages	9.4%
Coca-Cola Co.		70,000	2,931,600
PepsiCo, Inc.		30,000	2,885,100
			5,816,700
Chemicals	4.1%
Du Pont (E.I.) De Nemours		20,000	1,383,000
Praxair, Inc.		9,000	1,133,910
			2,516,910
Diversified Financial Services	8.4%
American Express Co.		22,500	2,023,875
Berkshire Hathaway, Inc.(a)		15	3,150,000
			5,173,875
Electrical Equipment	3.4%
Emerson Electric Co.		33,000	2,113,980
Energy Equipment & Services	3.4%
Schlumberger Ltd.		21,000	2,071,860
Food & Staples Retailing	4.1%
Wal-Mart Stores, Inc.		33,000	2,516,910
Food Products	2.8%
General Mills, Inc.		33,000	1,714,680
Health Care Equipment & Supplies	5.5%
Abbott Laboratories		30,000	1,307,700
Becton, Dickinson & Co.		16,000	2,059,200
			3,366,900
Hotels, Restaurants & Leisure	3.8%
McDonald’s Corp.		25,000	2,343,250
Household Products	3.8%
Procter & Gamble		27,000	2,356,290
Industrial Conglomerates	7.9%
3M Company		15,000	2,306,550
General Electric Co.		100,000	2,581,000
			4,887,550
IT Services	3.7%
International Business Machines Corp.		14,000	2,301,600
Media	4.4%
The Walt Disney Company		30,000	2,741,400
Oil & Gas Consumable Fuels	8.0%
Chevron Corp.		20,000	2,399,000
Exxon Mobil Corp.		26,000	2,514,460
			4,913,460

See notes to financial statements.

13

ASSET MANAGEMENT FUND LARGE CAP EQUITY FUND (concluded) SHEDULE OF INVESTMENTS October 31, 2014

	Percentage of Net Assets	Shares	Value
Pharmaceuticals	4.7%
Johnson & Johnson		27,000	$2,910,060
Software	4.6%
Microsoft Corp.		60,000	2,817,000
Specialty Retail	3.1%
TJX Companies		30,000	1,899,600
TOTAL COMMON STOCKS
(Cost $32,695,051)			59,660,234
INVESTMENT COMPANIES*	3.3%
Northern Institutional Treasury Portfolio, 0.01%		2,020,019	2,020,019
TOTAL INVESTMENT COMPANIES
(Cost $2,020,019)			2,020,019
TOTAL INVESTMENTS
(Cost $34,715,070)	100.1%		61,680,253
NET OTHER ASSETS (LIABILITIES)	(0.1)%		(36,610)
NET ASSETS	100.0%		$61,643,643

*	The interest rate presented are the rates in effect at October 31, 2014.
(a)	Non-income producing security.

See notes to financial statements.

14

ASSET MANAGEMENT FUND STATEMENTS OF ASSETS & LIABILITIES October 31, 2014

		Short U.S.
	Ultra Short	Government	Large Cap
	Mortgage Fund	Fund	Equity Fund
Assets
Investments, at cost	$190,390,712	$13,757,304	$34,715,070
Investments, at value	$194,785,789	$13,885,685	$61,680,253
Repurchase agreements, cost equals fair value	2,621,000	1,003,000	—
Receivable for dividends and interest	417,537	33,913	43,376
Receivable for paydowns on mortgage-backed securities	75,868	17,949	—
Receivable from Adviser/Distributor	44,913	1,338	4,529
Total Assets	197,945,107	14,941,885	61,728,158
Liabilities
Income distribution payable	$209,077	$15,112	$—
Investment advisory fees payable	77,734	3,167	33,147
Administration fees payable	23,602	1,731	6,967
Distribution fees payable	43,186	1,900	11,322
Chief compliance officer payable	387	10	39
Treasurer fee payable	303	7	30
Legal administration fee payable	505	13	51
Accrued expenses and other payable	77,847	5,813	21,282
Capital shares redeemed payable	—	—	11,677
Total Liabilities	432,641	27,753	84,515
Net Assets	$197,512,466	$14,914,132	$61,643,643

Class I
Net assets	$197,512,466	$14,914,132	$—
Share of common stock outstanding	26,825,088	1,638,498	—
Net asset value per share	$7.36	$9.10	$—

Class AMF
Net assets	$—	$—	$54,779,769
Share of common stock outstanding	—	—	4,820,008
Net asset value per share	$—	$—	$11.37

Class H
Net assets	$—	$—	$6,863,874
Share of common stock outstanding	—	—	604,132
Net asset value per share	$—	$—	$11.36

Net Assets
Paid in capital	$504,067,409	$21,586,447	$31,464,734
Accumulated net investment income (loss)	(62,815)	3,611	(1)
Accumulated net realized gains (losses)	(310,887,205)	(6,804,307)	3,213,727
Unrealized appreciation (depreciation) on investments	4,395,077	128,381	26,965,183
Net assets	$197,512,466	$14,914,132	$61,643,643

See notes to financial statements.

15

ASSET MANAGEMENT FUND STATEMENTS OF OPERATIONS For the Year Ended October 31, 2014

		Short U.S.
	Ultra Short	Government	Large Cap
	Mortgage Fund	Fund	Equity Fund
INVESTMENT INCOME:
Interest income	$4,688,038	$303,899	$—
Dividend income	3	45	1,757,763
Total investment income	4,688,041	303,944	1,757,763
Operating expenses:
Investment advisory	1,123,484	41,748	485,201
Distribution — Class AMF Shares	—	—	170,677
Distribution — Class I Shares	624,155	25,049	—
Administration	410,120	27,220	121,468
Legal	94,003	6,241	27,636
Registration	22,393	12,078	33,783
Trustees	80,696	5,718	23,237
Chief Compliance Officer	71,603	4,889	22,278
Treasurer	56,037	3,827	17,435
Legal Administration	93,395	6,378	29,059
Insurance	94,365	6,914	33,397
Other	69,207	4,658	19,855
Total expenses before fee reductions	2,739,458	144,720	984,026
Expenses reduced by Investment Advisor	(484,863)	(19,477)	—
Expenses reduced by Distributor	(249,660)	—	(68,270)
Net expenses	2,004,935	125,243	915,756
Net investment income	2,683,106	178,701	842,007
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from investment transactions	1,530,242	16,250	20,820,007
Change in unrealized appreciation (depreciation) on investments	(1,028,806)	(21,133)	(13,829,468)
Net realized and unrealized gains (losses) from investment activities	501,436	(4,883)	6,990,539
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,184,542	$173,818	$7,832,546

See notes to financial statements.

16

ASSET MANAGEMENT FUND STATEMENTS OF CHANGES IN NET ASSETS

	Ultra Short Mortgage Fund		Short U. S. Government Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$2,683,106	$3,113,417	$178,701	$203,827
Net realized gains from investment transactions	1,530,242	4,699,577	16,250	126,085
Change in unrealized appreciation (depreciation) on investments	(1,028,806)	(2,896,853)	(21,133)	(358,205)
Change in net assets resulting from operations	3,184,542	4,916,141	173,818	(28,293)
Dividends paid to stockholders:
From net investment income	(3,548,085)	(5,422,747)	(237,236)	(370,485)
Total dividends paid to stockholders	(3,548,085)	(5,422,747)	(237,236)	(370,485)
Capital Transactions:
Proceeds from sale of shares	3,932,924	15,300,491	19,249	24,376
Value of shares issued to stockholders in reinvestment of dividends	573,469	709,751	27,665	35,765
Cost of shares repurchased	(81,492,358)	(135,031,316)	(5,138,509)	(3,199,350)
Change in net assets from capital transactions	(76,985,965)	(119,021,074)	(5,091,595)	(3,139,209)
Change in net assets	(77,349,508)	(119,527,680)	(5,155,013)	(3,537,987)
Net Assets:
Beginning of year	274,861,974	394,389,654	20,069,145	23,607,132
End of year	$197,512,466	$274,861,974	$14,914,132	$20,069,145

Accumulated net investment income (losses)	$(62,815)	$(22,182)	$3,611	$(5,058)

See notes to financial statements.

17

ASSET MANAGEMENT FUND STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$842,007	$1,010,507
Net realized gains from investment transactions	20,820,007	6,407,124
Change in unrealized appreciation (depreciation) on investments	(13,829,468)	11,728,080
Change in net assets resulting from operations	7,832,546	19,145,711
Dividends paid to stockholders:
From net investment income:
Class AMF Stockholders	(786,064)	(988,675)
Class H Stockholders	(90,330)	(63,311)
From net realized gains:
Class AMF Shares	(5,989,997)	(2,724,584)
Class H Shares	(385,802)	(146,445)
Total dividends paid to stockholders	(7,252,193)	(3,923,015)
Capital Transactions:
Class AMF Shares:
Proceeds from sale of shares	845,033	1,976,728
Value of shares issued to stockholders in reinvestment of dividends	5,368,369	2,763,030
Cost of shares repurchased	(5,431,818)	(11,956,198)
Cost of in-kind shares repurchased	(35,958,472)	—
Class H Shares:
Proceeds from sale of shares	1,648,440	649,634
Value of shares issued to stockholders in reinvestment of dividends	437,325	209,756
Cost of shares repurchased	(1,162,172)	(335,019)
Change in net assets from capital transactions	(34,253,295)	(6,692,069)
Change in net assets	(33,672,942)	8,530,627
Net Assets:
Beginning of year	95,316,585	86,785,958
End of year	$61,643,643	$95,316,585
Accumulated net investment (losses)	$(1)	$(1)

See notes to financial statements.

18

ASSET MANAGEMENT FUND ULTRA SHORT MORTGAGE FUND FINANCIAL HIGHLIGHTS Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.37	$7.36	$7.39	$7.50	$7.33
Income (Loss) from investment operations:
Net investment income	0.0722	0.0626	0.0906	0.1166	0.2054
Net realized and unrealized gains (losses) from investments	0.0225	0.0725	0.0163	(0.0457)	0.2082
Total from investment operations	0.0947	0.1351	0.1069	0.0709	0.4136
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.1047)	(0.1251)	(0.1369)	(0.1809)	(0.2436)
Change in net asset value	(0.01)	0.01	(0.03)	(0.11)	0.17
Net asset value, end of year	$7.36	$7.37	$7.36	$7.39	$7.50
Total return	1.30%	1.86%*	1.46%	0.97%	5.75%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$197,512	$274,862	$394,390	$436,485	$682,115
Ratio of net expenses to average net assets	0.80%	0.79%	0.73%	0.67%	0.57%
Ratio of net investment income to average net assets	1.08%	0.99%	1.26%	1.71%	2.88%
Ratio of gross expenses to average net assets**	1.09%	1.12%	1.05%	0.97%	0.87%
Portfolio turnover rate	3%	30%	77%	57%	74%

*
During the fiscal year ended October 31, 2013, the Ultra Short Mortgage Fund received monies related to certain nonre-curring litigation settlements. If these monies were not received, the One Year return would have been (0.20)%.

**	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

19

ASSET MANAGEMENT FUND SHORT U.S. GOVERNMENT FUND FINANCIAL HIGHLIGHTS Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2014	2013		2012	2011	2010
Net asset value, beginning of year	$9.12	$9.29		$9.30	$9.45	$9.49
Income (Loss) from investment operations:
Net investment income	0.0920	0.0803		0.1377	0.1592	0.2236
Net realized and unrealized gains (losses) from investments	0.0165 *	(0.0939)		0.0377	(0.1204)	(0.0115)
Total from investment operations	0.1085	(0.0136)		0.1754	0.0388	0.2121
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.1285)	(0.1564)		(0.1854)	(0.1888)	(0.2521)
Change in net asset value	(0.02)	(0.17)		(0.01)	(0.15)	(0.04)
Net asset value, end of year	$9.10	$9.12		$9.29	$9.30	$9.45
Total return	1.20%	(0.14	)%**	1.91%	0.43%	2.28%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$14,914	$20,069		$23,607	$24,738	$26,006
Ratio of net expenses to average net assets	0.75%	0.75%		0.75%	0.73%	0.63%
Ratio of net investment income to average net assets	1.07%	0.95%		1.48%	1.71%	2.44%
Ratio of gross expenses to average net assets***	0.87%	0.84%		0.78%	0.73%	0.63%
Portfolio turnover rate	19%	43%		44%	114%	44%

*
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and lossess in the statements of operations due to share transactions for the period.

**
During the fiscal year ended October 31, 2013, the Short U.S. Government Fund received monies related to certain nonre-curring litigation settlements. If these monies were not received, the One Year return would have been (0.47)%.

***	During the periods shown, certain fees were voluntarily and contractually reduced. If such voluntary and contractual fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

20

ASSET MANAGEMENT FUND LARGE CAP EQUITY FUND — CLASS AMF SHARES FINANCIAL HIGHLIGHTS Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.10	$9.41	$8.53	$7.95	$7.11
Income from operations:
Net investment income	0.13	0.11	0.12	0.11	0.09
Net realized and unrealized gains (losses) from investments	1.03	2.02	1.07	0.58	0.85
Total from investment operations	1.16	2.13	1.19	0.69	0.94
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.14)	(0.12)	(0.12)	(0.11)	(0.10)
From net realized gains	(0.75)	(0.32)	(0.19)	—	—
Total distributions	(0.89)	(0.44)	(0.31)	(0.11)	(0.10)
Change in net asset value	0.27	1.69	0.88	0.58	0.84
Net asset value, end of year	$11.37	$11.10	$9.41	$8.53	$7.95
Total return	10.90%	23.55%	14.16%	8.66%	13.35%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$54,780	$89,562	$82,373	$76,905	$88,368
Ratio of net expenses to average net assets	1.24%	1.22%	1.20%	1.14%	1.04%
Ratio of net investment income to average net assets	1.13%	1.11%	1.25%	1.25%	1.23%
Ratio of gross expenses to average net assets*	1.34%	1.32%	1.30%	1.24%	1.15%
Portfolio turnover rate	7%	5%	8%	7%	14%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

21

ASSET MANAGEMENT FUND LARGE CAP EQUITY FUND — CLASS H SHARES FINANCIAL HIGHLIGHTS Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.10	$9.41	$8.53	$7.95	$7.11
Income from operations:
Net investment income	0.13	0.13	0.13	0.12	0.11
Net realized and unrealized gains (losses) from investments	1.04	2.01	1.07	0.58	0.85
Total from investment operations	1.17	2.14	1.20	0.70	0.96
Less distributions:
Dividends paid to stockholders:
From net investment income	(0.16)	(0.13)	(0.13)	(0.12)	(0.12)
From net realized gains	(0.75)	(0.32)	(0.19)	—	—
Total distributions	(0.91)	(0.45)	(0.32)	(0.12)	(0.12)
Change in net asset value	0.26	1.69	0.88	0.58	0.84
Net asset value, end of year	$11.36	$11.10	$9.41	$8.53	$7.95
Total return	10.99%	23.74%	14.33%	8.83%	13.59%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$6,864	$5,755	$4,413	$3,440	$2,937
Ratio of net expenses to average net assets	1.09%	1.07%	1.05%	0.99%	0.85%
Ratio of net investment income to average net assets	1.15%	1.24%	1.39%	1.39%	1.41%
Ratio of gross expenses to average net assets	1.09%	1.07%	1.05%	0.99%	0.90%*
Portfolio turnover rate	7%	5%	8%	7%	14%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

22

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2014

     Asset Management Fund (the “Trust”) was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company. As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” As of October 31, 2014, the Trust is authorized to issue an unlimited number of shares, at no par value, in three separate series: the Ultra Short Mortgage Fund, the Short U.S. Government Fund and the Large Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). Each of the Funds, except the Large Cap Equity Fund, offer a single class of shares. The Large Cap Equity Fund is authorized to issue two classes of shares: Class AMF Shares and Class H Shares. Class AMF and Class H Shares of the Large Cap Equity Fund have the same rights and obligations except: (i) Class AMF Shares bear a distribution fee, while Class H Shares do not have any distribution fee, which will cause Class AMF Shares to have a higher expense ratio and to pay lower dividend rates than those related to Class H Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board of Trustees of the Trust (“Board”), will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements. The U.S. Government Mortgage Fund liquidated on January 17, 2014, and the Ultra Short Fund and the Intermediate Mortgage Fund liquidated on August 28, 2014.

     The Trust maintains an insurance policy that insures its officers and trustees against certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund.

A. Significant accounting policies are as follows:

SECURITY VALUATION

     Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

●	Level 1 — quoted prices in active markets for identical assets

●	Level 2— other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities are valued using amortized cost. Generally, amortized cost approximates the fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

     The Funds’ prices for equity securities are generally provided by an independent third party pricing service approved by the Board as of the close of the regular trading session of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of each Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the mean of the latest bid and ask quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

     The Funds’ debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Board. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days are valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. If a pricing service is unable to provide valuations for a particular security or securities, or the Trust’s Pricing Committee has determined that such valuations are unreliable, the Board has approved the use of a fair valuation methodology implemented by the Trust’s Pricing Committee to fair value the security or securities.

     Within the fair value pricing methodology implemented by the Pricing Committee, among the more specific factors that are considered in determining the fair value of investments in debt instruments are: (1) information obtained with respect to market transactions in such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issuer or comparable securities; (3) the fundamental analytical data relating to the investment; (4) quotations from

23

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2014

broker/dealers, yields, maturities, ratings and various relationships between securities; and (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The fair valuation process also takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions, repayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular security, and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

     Fair value pricing, including evaluated prices obtained from pricing services, is inherently a process of estimates and judg-

ments. Fair value prices may fluctuate less than market prices due to technical issues which may impact the prices at which the Funds can purchase or sell securities. Market prices can be impacted by technical factors such as short term changes in market liquidity and volatility which may not directly impact fair value prices. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater NAV volatility.

     While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

     The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2014:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Ultra Short Mortgage Fund
U.S. Government Agency Mortgages*	$—	$194,785,001	$—	$194,785,001
Repurchase Agreements	—	2,621,000	—	2,621,000
Investment Companies	788	—	—	788
Total Investments	788	197,406,001	—	197,406,789
Short U.S. Government Fund
U.S. Government Agency Mortgages*	—	13,884,875	—	13,884,875
Repurchase Agreements	—	1,003,000	—	1,003,000
Investment Companies	810	—	—	810
Total Investments	810	14,887,875	—	14,888,685
Large Cap Equity Fund
Common Stocks	59,660,234	—	—	59,660,234
Investment Companies	2,020,019	—	—	2,020,019
Total Investments	61,680,253	—	—	$61,680,253

* Classifications as defined in the Schedule of Investments

     As of October 31, 2014, there were no Level 3 securities held by the Funds. The Trust’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Level 1, 2 or 3 as of October 31, 2014, based on levels assigned to securities as of October 31, 2013.

REPURCHASE AGREEMENTS

     With the exception of the Large Cap Equity Fund, obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks may be purchased from government securities dealers or the custodian bank, subject to the seller’s agreement to repurchase them at an agreed upon date and price. The Funds, through the custodian, receive delivery of the underlying securities collateralizing repurchase agreements. The Funds require the custodian to take possession of all securities held as collateral for repurchase agreements. The value of collateral underly-

ing the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by Funds may be delayed or limited. See the Funds’ Statements of Assets and Liabilities for the value of investments in repurchase agreements at October 31, 2014.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. By the time of delivery, securities purchased on a

24

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2014

when-issued or delayed-delivery basis may be valued at less than the purchase price. At the time when-issued or delayed-delivery securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any income on the securities that it purchased. There were no when-issued securities held in the Funds as of October 31, 2014.

DIVIDENDS TO SHAREHOLDERS

     Ultra Short Mortgage Fund and Short U.S. Government Fund:

     Dividends from net investment income are declared daily and paid monthly. Net short-term and long-term capital gains, if any, are declared and paid annually.

     Large Cap Equity Fund:

     Dividends from net investment income are declared and paid at least quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

     For all Funds, distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL TAXES

     No provision is made for Federal income taxes as it is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MANAGEMENT ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

EXPENSE ALLOCATION

     Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses that arise in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets or other reasonable basis.

OTHER

     Investment transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, investment transactions are reported on the trade date. Interest income is recorded on the accrual basis, amortization and accretion is recognized on a scientific basis and based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statements of Operations.

B. Fees and transactions with affiliates were as follows:

     Shay Assets Management, Inc. “SAMI” serves the Trust as investment adviser (the “Adviser”). Sean Kelleher is the current President of SAMI. The Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. “SISI”. SISI is controlled by Rodger D. Shay, Chairman of the Board and Rodger D. Shay, Jr., a member of the Board and President of Shay Financial Services, Inc. “SFSI”, also a wholly-owned subsidiary of SISI.

     As compensation for investment advisory services, the Funds pay an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

     The investment advisory fee rate for the Ultra Short Mortgage Fund is 0.45% of the first $3 billion, 0.35% of the next $2 billion, and 0.25% of net assets in excess of $5 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.26% of average daily net assets for the year ended October 31, 2014.

25

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 2014

     The investment advisory fee rate for the Short U.S. Government Fund is 0.25% of the first $500 million, 0.175% of the next $500 million, 0.125% of the next $500 million, and 0.10% of net assets in excess of $1.5 billion.

     The investment advisory fee rate for the Large Cap Equity Fund is 0.65% of the first $250 million and 0.55% for assets over $250 million.

     The Adviser has contractually agreed to reduce its advisory fees charged to the Short U.S. Government Fund, to the extent that the daily ratio of operating expenses to average daily net assets of the Fund exceeds 0.75% through February 28, 2015. As a result of the contractual expense limit, the Adviser reduced its advisory fees charged for the Short U.S Government Fund by $19,477 for the year ended October 31, 2014.

     SFSI serves the Trust as distributor (the “Distributor”). The Distributor is a wholly-owned subsidiary of SISI, which is controlled by Rodger D. Shay, Chairman of the Board and Rodger D. Shay, Jr., a member of the Board of and the President of SFSI.

     As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each Fund as follows:

     The distribution fee rate for the Ultra Short Mortgage Fund is 0.25% of average daily net assets. The Distributor voluntarily waived a portion of its fee so that the Ultra Short Mortgage Fund paid an amount equal to 0.15% of average daily net assets for the year ended October 31, 2014.

     The distribution fee rate for the Short U.S. Government Fund is based upon an annual percentage of the average daily net assets of the funds and is as follows: 0.15% of the first $500 million, 0.125% of the next $500 million, 0.10% of the next $1 billion, and 0.075% of combined net assets in excess of $2 billion.

     The distribution fee rate for the Large Cap Equity Fund Class AMF Shares is 0.25% of average daily net assets. The Distributor voluntarily waived a portion of its fee so that the Large Cap Equity Fund Class AMF Shares paid an amount equal to 0.15% of average daily net assets for the year ended October 31, 2014. The Large Cap Equity Fund Class H Shares do not have a distribution fee.

     During the year ended October 31, 2014, the Trust had a Compliance Services Agreement with Beacon Hill Fund Services, Inc. (“Beacon Hill”). Pursuant to the terms of the Compliance Services Agreement, Beacon Hill makes available an individual to serve as the Trust’s chief compliance officer. The chief compliance officer is responsible for administering the Trust’s compliance policies and procedures and, at least annually, reviewing, the compliance policies and procedures of the Trust and the Trust’s service providers in accordance with Rule 38a-1 under the 1940 Act. As compensation for the services to each Fund rendered by Beacon Hill under the Compliance Services Agreement, the Trust paid Beacon Hill an annual fee of $115,000, plus reasonable out-of-pocket expenses.

     During the year ended October 31, 2014, the Trust had a Financial Services Agreement with Beacon Hill. Pursuant to the terms of the Financial Services Agreement, Beacon Hill makes available an individual to serve as the Trust’s Treasurer. The chief financial officer is responsible for administering the Trust’s accounting policies and procedures. As compensation for the services to each Fund rendered by Beacon Hill under the Financial Services Agreement, the Trust paid Beacon Hill an annual fee of $90,000 plus reasonable out-of-pocket expenses.

     During the year ended October 31, 2014, the Trust had an agreement with Beacon Hill to provide governance and regulatory oversight services to the Trust. Under the terms of this agreement, Beacon Hill performs and coordinates fund governance and regulatory oversight activities of the Trust, including but not limited to, monitoring activities of its third party service providers, coordinating and filing amendments to the Trust’s registration statement and financial filings, preparing and distributing material for board meetings and maintaining all books and records as required by the federal securities laws. As compensation for its services under the agreement, the Trust paid Beacon Hill a fee at an annual rate of 0.02% of the average daily assets of the Trust for the first $1 billion and 0.015% of the average daily assets for assets in excess of $1 billion, with a minimum annual fee of $150,000 plus reasonable out-of-pocket expenses.

26

ASSET MANAGEMENT FUND NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2014

C. Transactions in shares of the Funds for the year ended October 31, 2014 and year ended October 31, 2013 were as follows:

	Ultra Short Mortgage Fund
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Share transactions:
Sale of shares	534,969	2,083,790
Shares issued to stockholders in reinvestment of dividends	77,978	96,969
Shares repurchased	(11,078,581)	(18,454,695)
Net (decrease)	(10,465,634)	(16,273,936)
Shares Outstanding
Beginning of year	37,290,722	53,564,658
End of year	26,825,088	37,290,722

	Short U.S. Government Fund
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Share transactions:
Sale of shares	2,120	2,658
Shares issued to stockholders in reinvestment of dividends	3,048	3,898
Shares repurchased	(566,905)	(348,328)
Net (decrease)	(561,737)	(341,772)
Shares Outstanding
Beginning of year	2,200,235	2,542,007
End of year	1,638,498	2,200,235

	Large Cap Equity Fund
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Share transactions Class AMF:
Sale of shares	77,436	192,410
Shares issued to stockholders in reinvestment of dividends	495,462	299,468
Shares repurchased	(491,600)	(1,179,879)
In-kind shares repurchased	(3,327,639)	—
Net (decrease)	(3,246,341)	(688,001)
Shares Outstanding
Beginning of year	8,066,349	8,754,350
End of year	4,820,008	8,066,349

Share transactions Class H:
Sale of shares	151,200	60,795
Shares issued to stockholders in reinvestment of dividends	40,415	22,660
Shares repurchased	(105,826)	(34,136)
Net increase	85,789	49,319
Shares Outstanding
Beginning of year	518,343	469,024
End of year	604,132	518,343

27

ASSET MANAGEMENT FUND NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2014

REDEMPTION-IN-KIND

For the year ended October 31, 2014, the Large Cap Equity Fund effected a redemption-in-kind as follows:

	Quantity of Redemptions	Value of Securities and Cash Redeemed	Realized Gains from Redemptions
Fund	In-Kind Processed	In-Kind	In-Kind
Large Cap Equity Fund	1	$35,958,472	$17,571,887

D. For the year ended October 31, 2014, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

	Ultra Short	Short U.S.	Large Cap
	Mortgage	Government	Equity
	Fund	Fund	Fund
Purchases	$—	$—	$4,735,338
Sales	—	—	42,477,906

For the year ended October 31, 2014, purchases and sales of U.S. Government securities, other than short-term investments, were as follows:

	Ultra Short	Short U.S.
	Mortgage	Government
	Fund	Fund
Purchases	$8,129,137	$2,964,851
Sales	70,036,448	7,115,267

E. FEDERAL INCOME TAX INFORMATION:

The tax characteristics of distributions paid to shareholders during the fiscal years ended October 31, 2014 and 2013, were as follows:

	Distributions paid from	Total Taxable	Total Distributions
2014	Ordinary Income	Distributions	Paid*
Ultra Short Mortgage Fund	$3,647,786	$3,647,786	$3,647,786
Short U.S. Government Fund	243,608	243,608	243,608

	Distributions paid from	Total Taxable	Total Distributions
2013	Ordinary Income	Distributions	Paid*
Ultra Short Mortgage Fund	$5,656,633	$5,656,633	$5,656,633
Short U.S. Government Fund	384,438	384,438	384,438

*	Total distributions paid differ from the Statement of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.

 The tax characteristics of distributions paid to shareholders during the years ended October 31, 2014 and 2013 for the Large Cap Equity Fund were as follows:

	Distributions paid from	Net Long	Total Taxable	Tax Return	Total Distributions
2014	Ordinary Income	Term Gains	Distributions	of Capital	Paid
Large Cap Equity Fund	$1,010,948	$6,241,245	$7,252,193	$—	$7,252,193

	Distributions paid from	Net Long	Tax Return	Total Distributions
2013	Ordinary Income	Term Gains	of Capital	Paid
Large Cap Equity Fund	$1,075,179	$2,847,836	$—	$3,923,015

28

ASSET MANAGEMENT FUND NOTES TO FINANCIAL STATEMENTS (continued) October 31, 2014

At October 31, 2014, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax		Net Unrealized
		Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
AMF Ultra Short Mortgage Fund	$193,012,823	$4,396,262	$(2,296)	$4,393,966
AMF Short U.S. Government Fund	14,760,304	183,068	(54,687)	128,381
AMF Large Cap Equity Fund	34,715,070	27,748,416	(783,233)	26,965,183

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

		Undistributed					Total
	Undistributed	Long Term			Accumulated	Unrealized	Accumulated
	Ordinary	Capital	Accumulated	Distributions	Capital and	Appreciation/	Earnings
	Income	Gains	Earnings	Payable	Other Losses	(Depreciation)	(Deficit)
Ultra Short Mortgage Fund	$146,263	$—	$146,263	$(209,077)	$(310,886,095)	$4,393,966	$(306,554,943)
Short U.S. Government Fund	18,720	—	18,720	(15,112)	(6,804,307)	128,381	(6,672,318)
Large Cap Equity Fund	—	3,213,727	3,213,727	—	—	26,965,183	30,178,910

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) and any net capital loss carryforwards will be determined at end of the current tax year.

At October 31, 2014, the following Funds had capital loss carry-forwards available to offset future net capital gains through the indicated expiration dates:

Fund	Amount		Expires
Ultra Short Mortgage Fund	$1,808,482		2015
Ultra Short Mortgage Fund	7,491,105		2016
Ultra Short Mortgage Fund	9,348,253		2017
Ultra Short Mortgage Fund	290,225,068		2018
Ultra Short Mortgage Fund	2,013,187		2019
Short U.S. Government Fund	357,577	*	2015
Short U.S. Government Fund	1,071,031	*	2016
Short U.S. Government Fund	5,140,920	*	2018

*  A portion of the capital loss carry-forwards may be subject to limitations under Section 382 of the Internal Revenue Code, and is available to the extent allowed by tax law to offset future net capital gain, if any.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended October 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended October 31, 2012, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended October 31, 2012, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended October 31, 2012, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

During the tax year ended October 31, 2014, Ultra Short Mortgage Fund and Short U.S. Government Fund had net capital loss carry-forward amounts expire of $13,263,445 and $880,563 respectively. The Ultra Short Mortgage Fund utilized $705,896 in capital loss carryforwards.

29

ASSET MANAGEMENT FUND NOTES TO FINANCIAL STATEMENTS (concluded) October 31, 2014

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Short Term Capital Loss	Long Term Capital Loss
Fund	Carryforward	Carryforward
Short U.S. Government Fund	$199,071	$35,708

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales. To the extent these differences are permanent, adjustments are made to the appropriate components of net assets in the period that these differences arise.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to paydowns, change in tax characterization and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At October 31, 2014, the following reclassifications were recorded:

		Accumulated
	Undistributed Net	Undistributed Net
	Investment Income (Loss)	Realized Gains (Losses)	Paid in Capital
Ultra Short Mortgage Fund	$824,346	$12,439,099	$(13,263,445)
Short U.S. Government Fund	67,204	813,359	(880,563)
Large Cap Equity Fund	34,387	(17,606,274)	17,571,887

F. SHAREHOLDER CONCENTRATION

At October 31, 2014 the Short U.S. Government Fund had a concentrated number of shareholders invested in the Fund. Investment activities of these concentrated investors could have a material effect on the Fund.

G. SUBSEQUENT EVENTS

On November 1, 2014, Rodger Shay, Sr. retired as a Trustee and Chairman of the Asset Management Fund and Rodger Shay, Jr. became Chairman. Dana A. Gentile was elected as an interested Trustee and appointed as President of Asset Management Fund.

On November 1, 2014, Asset Management Fund entered into a Management and Administration Agreement with Beacon Hill Fund Services, Inc. (“Beacon Hill”) whereby Beacon Hill is paid a fee at an annual rate of 0.35% for each Funds’ average daily net assets subject to an overall fee minimum of $1,160,000. These administrative fees are used to pay most of the Funds’ operating expenses except advisory, distribution, brokerage, taxes and extraordinary expenses. The Management and Administration Agreement replaced the Compliance Services Agreement, the Financial Services Agreement and the Governance and Regulatory Oversight Agreement between Asset Management Fund and Beacon Hill.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Asset Management Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Management Fund comprising Ultra Short Mortgage Fund, Short U.S. Government Fund, and Large Cap Equity Fund (the “Funds”) as of October 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the years ended on or prior to October 31, 2013, were audited by other auditors whose report dated December 23, 2013, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Asset Management Fund as of October 31, 2014, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 22, 2014

31

ASSET MANAGEMENT FUND ADDITIONAL INFORMATION October 31, 2014 (Unaudited)

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On January 29, 2014 the Board of Trustees of the Trust appointed Cohen Fund Audit Services as principal accountants for each Fund in the Trust for the fiscal year ending October 31, 2014.

The audit reports of PricewaterhouseCoopers LLP on the financial statements as of and for the fiscal years ended October 31, 2013 and October 31, 2012 for each Fund did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended October 31, 2013 and October 31, 2012 and through the period November 1, 2013 through Jan-uary 29, 2014 for each Fund there were no (1) disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

Other Federal Income Tax Information

For the year ended October 31, 2014, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014, Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended October 31, 2014, qualify for corporate dividends received deduction for the following Fund:

Fund	Percentage
Large Cap Equity Fund	83.3%

For the year ended October 31, 2014, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Large Cap Equity Fund	83.3%

32

ASSET MANAGEMENT FUND ADDITIONAL INFORMATION October 31, 2014 (Unaudited)

Trustees and Officers of Asset Management Fund

Name, Address and Age	Position(s) Held with Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Independent Trustees

David F. Holland 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 72	Trustee since 1993 and from 1988 to 1989. Indefinite Term of Office	Retired; Chairman of the Board, Chief Executive Officer and President, BostonFed Bancorp Inc. from 1995 to 2005; Chairman of the Board from 1989 to 2005 and Chief Executive Officer from 1986 to 2005, Boston Federal Savings Bank.	3	Preferred Community Bank
Gerald J. Levy 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 82	Lead Independent Trustee, Vice Chairman of the Board since 1997 and Trustee since 1982. Indefinite Term of Office	Executive Chairman since 1984 and Director since 1963, Guaranty Bank, F.S.B.	3	Guaranty Financial

William A. McKenna, Jr 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 77	Trustee since 2002. Indefinite Term of Office	Retired; Chairman and Chief Executive Officer from 1992 to 2004 and President from 1985 to 2001, Ridgewood Savings Bank.	3	Irish Educational Development Foundation, Inc.; Boys Hope Girls Hope; DeSales Media Group

Maria F. Ramirez 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 66	Trustee since 2005. Indefinite Term of Office	President and Chief Executive Officer, Maria Fiorini Ramirez Inc. (a global economic and financial consulting firm) since 1992.	3	Pace University; Security Mutual Insurance Company; Brooklyn Hospital; MonaVie; Edward Jones Advisory Board

Interested Trustees1

Rodger D. Shay2 1000 Brickell Avenue Miami, FL 33131 Age: 78	Chairman of the Board since 1997 and Trustee since 1993 and from 1985 to 1990. Indefinite Term of Office	Chairman and Director of Shay Investment Services, Inc. and Shay Financial Services, Inc. since 1997.	3	Shay Assets Management, Inc.

Rodger D. Shay, Jr.2 1000 Brickell Avenue Miami, FL 33131 Age: 55	Trustee since 2002. Indefinite Term of Office President since 2005. Term of Office Expires 2014	President and Chief Executive Officer of Shay Financial Services, Inc. since 1997; Chief Executive Officer, Shay Investment Services, Inc. since 2009.	3	Anthem Bank

33

ASSET MANAGEMENT FUND ADDITIONAL INFORMATION (continued) October 31, 2014 (Unaudited)

Trustees and Officers of Asset Management Fund (continued)

Name, Address and Age	Position(s) Held with Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years
Officers

Trent M. Statczar 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 43	Treasurer since 2009. Term of Office Expires 2014	Director, Beacon Hill Fund Services, Inc. 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc. from 2007 to 2008; Vice President Citi Fund Services Ohio, Inc. from 2004 to 2007.

Rodney L. Ruehle 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 46	Chief Compliance Officer since 2009. Term of Office Expires 2014
Director, Beacon Hill Fund Services, Inc. 2008 to present; Vice President, CCO Services, Citi Fund Services, Inc. from 2004 to 2008; Director, Fund Administration, Citi Fund Services, Inc. from 1995 to 2004.

C. David Bunstine 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 49	Secretary since 2014. Term of Office Expires 2015	Director, Beacon Hill Fund Services, Inc. since November 2013 to present; Director Citi Fund Services Ohio, Inc., from 2007 to 2013.

Lori K. Cramer 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 47	Assistant Secretary since 2014. Term of Office Expires 2015	Director, Beacon Hill Fund Services, Inc. March, 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002-March 2014.

1
A trustee is an “interested person” of the Trust under the 1940 Act because he holds certain positions with the Trust’s Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust’s Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.

2	Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and Trustee.

34

ASSET MANAGEMENT FUND ADDITIONAL INFORMATION (continued) October 31, 2014 (Unaudited)

A. SECURITY ALLOCATION

ULTRA SHORT MORTGAGE FUND

Percentage of
Security Allocation	Net Assets
Adjustable Rate Mortgage-Related Securities	96.6%
Fixed Rate Mortgage-Related Securities	2.0%
Investment Companies	0.0%
Repurchase Agreements	1.3%
Total	99.9%

SHORT U.S. GOVERNMENT FUND

Percentage of
Security Allocation	Net Assets
Adjustable Rate Mortgage-Related Securities	78.2%
Fixed Rate Mortgage-Related Securities	14.9%
Investment Companies	0.0%
Repurchase Agreements	6.7%
Total	99.8%

LARGE CAP EQUITY FUND

Percentage of
Security Allocation	Net Assets
Common Stocks	96.8%
Investment Companies	3.3%
Total	100.1%

B. EXPENSE COMPARISON:

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 -10/31/14
Ultra Short Mortgage Fund		$1,000.00	$1,008.40	$4.00	0.79%
Short U.S Government Fund		1,000.00	1,010.10	3.80	0.75%
Large Cap Equity Fund	Class AMF	1,000.00	1,029.40	6.34	1.24%
Class H		1,000.00	1,029.30	5.58	1.09%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (184) divided by the number of days in the current year (365).

**	Annualized

35

ASSET MANAGEMENT FUND ADDITIONAL INFORMATION (concluded) October 31, 2014 (Unaudited)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expense Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period**
		5/1/14	10/31/14	5/1/14 - 10/31/14	5/1/14 -10/31/14
Ultra Short Mortgage Fund		$1,000.00	$1,021.22	$4.02	0.79%
Short U.S Government Fund		1,000.00	1,021.42	3.82	0.75%
Large Cap Equity Fund	Class AMF	1,000.00	1,018.95	6.31	1.24%
Class H		1,000.00	1,019.71	5.55	1.09%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half fiscal year (184) divided by the number of days in the current year (365).

**	Annualized

C. OTHER INFORMATION:

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge by calling toll free 1-800-247-9780 or on the Securities and Exchange Commission’s website at www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 800-247-9780.

36

DISTRIBUTOR
Shay Financial Services, Inc.
1000 Brickell Avenue, Suite 500
Miami, FL 33131

INVESTMENT ADVISER
Shay Assets Management, Inc.
1000 Brickell Avenue, Suite 500
Miami, FL 33131

GOVERNANCE AND REGULATORY SERVICES
Beacon Hill Fund Services, Inc.
4041 N. High St.
Columbus, OH 43214

ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND AGENT
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

LEGAL COUNSEL
Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

AMF-ANN-1014

Item 2. Code of Ethics.

(a)  The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)  During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)  The audit committee financial expert is David F. Holland, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees.   Audit fees totaled $43,000 and $150,000 in fiscal years 2014 and 2013 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b)   Audit-Related Fees.   There were no audit related fees billed in fiscal years 2014 and 2013.

(c)   Tax Fees.   Fees for tax compliance and review services totaled $14,500 and $25,020 in fiscal years 2014 and 2013, respectively.

(d)   All Other Fees. There were no other fees in fiscal years 2014 and 2013.

(e)(1)  Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	2014 0% 2013 0%
(f)	Not applicable
(g)	2014 $14,500 2013 $25,020

(h)  The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

(a)  The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are attached hereto.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Asset Management Fund

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Dana Gentile
Dana Gentile
President

Date: January 6, 2015

By (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date: January 6, 2015